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                                  EXHIBIT 5(b)
           AMENDED AND RESTATED SCHEDULE A TO THE INVESTMENT ADVISORY
AGREEMENT BETWEEN REGISTRANT AND BANC ONE INVESTMENT ADVISORS DATED NOVEMBER 19,
                                      1998











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                              Amended and Restated
                                   Schedule A
                                     to the
               Investment Advisory Agreement between The One Group
                  and Banc One Investment Advisors Corporation
                             dated November 19, 1998


Name of Fund                      Compensation
------------                      ------------

The Treasury Money Market         Annual rate of eight one-hundredths of one
Fund                              percent (.08%) of The Treasury Money
                                  Market Fund's average daily net assets.

The Treasury Only Money           Annual rate of eight one-hundredths of one
Market Fund                       percent (.08%) of The Treasury Only Money
                                  Market Fund's average daily net assets.

The Government Money Market       Annual rate of eight one-hundredths of one
Fund                              percent (.08%) of The Government Money
                                  Market Fund's average daily net assets.

The Tax Exempt Money Market       Annual rate of eight one-hundredths of one
Fund                              percent (.08%) of The Tax Exempt Money
                                  Market Fund's average daily net assets.

The Institutional Prime Money     Annual rate of ten one-hundredths of one
Market Fund                       percent (.10%) of The Institutional Prime
                                  Money Market Fund's average daily net
                                  assets.

The U.S. Treasury Securities      Annual rate of thirty-five one-hundredths
Money Market Fund                 of one percent (.35%) of The U.S. Treasury
                                  Securities Money Market Fund's average daily net assets.

The Prime Money Market            Annual rate of thirty-five one-hundredths
Fund                              of one percent (.35%) of The Prime Money
                                  Market Fund's average daily net assets.

The Municipal Money Market        Annual rate of thirty-five one-hundredths
Fund                              of one percent (.35%) of The Municipal
                                  Money Market Fund's average daily net
                                  assets.



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The Ohio Municipal Money          Annual rate of thirty one-hundredths of
Market Fund                       one percent (.30%) of The Ohio Municipal
                                  Money Market Fund's average daily net
                                  assets.

The Michigan Municipal Money      Annual rate of thirty five one-hundredths of
Market Fund                       one percent (.35%) of The Michigan Municipal
                                  Money Market Fund's average daily net
                                  assets.

The Cash Management Money         Annual rate of twenty one-hundredths of
Market Fund                       one percent (.20%) of The Cash Management
                                  Money Market Fund's average daily net
                                  assets.

The Treasury Cash Management      Annual rate of twenty one-hundredths of
Money Market Fund                 one percent (.20%) of The Treasury Cash
                                  Management Money Market Fund's average daily net assets.

The Treasury Prime Cash           Annual rate of twenty one-hundredths of
Management Money Market Fund      one percent (.20%) of The Treasury Prime Cash
                                  Management Money Market Fund's average daily net assets.

The U.S. Government Cash          Annual rate of twenty one-hundredths of
Management Money Market Fund      one percent (.20%) of The U.S. Government Cash
                                  Management Money Market Fund's average daily net assets.

The Municipal Cash Management     Annual rate of twenty one-hundredths of
Money Market Fund                 one percent (.20%) of The Municipal Cash
                                  Money Market Fund's average daily net
                                  assets.

The Balanced Fund                 Annual rate of sixty-five one-hundredths
                                  of one percent (.65%) of The Asset Allocation
                                  Fund's average daily net assets.

The Equity  Income Fund           Annual rate of seventy-four one-hundredths
                                  of one percent (.74%) of The Income Equity
                                  Fund's average daily net assets.



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The Mid Cap Value                 Annual rate of seventy-four one-hundredths
Fund of one percent (.74%) of The Disciplined Value Fund's average daily net assets.

The Mid Cap Growth                Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Growth
                                  Opportunities Fund's average daily net assets.

The International Equity          Annual rate of fifty-five one-hundredths
Index Fund                        of one percent (.55%) of The International
                                  Equity Index Fund's average daily net
                                  assets.

The Equity Index Fund             Annual rate of thirty one-hundredths of
                                  one percent (.30%) of The Equity Index
                                  Fund's average daily net assets.

The Large Cap Value               Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Large Company
                                  Value Fund's average daily net assets.

The Diversified Equity            Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Value Growth
                                  Fund's average daily net assets.

The Small Cap Growth              Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Small
                                  Capitalization Fund's average daily net
                                  assets.

The Large Cap Growth              Annual rate of  seventy-four one-hundredths
Fund                              of one percent (.74%) of The Large Company

                                  Growth Fund's average daily net assets.

The Diversified Mid Cap           Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Diversified
                                  Mid Cap Fund's average daily net assets.

The Small Cap Value               Annual rate of seventy-four one-hundredths
Fund                              of one percent (.74%) of The Small Cap
                                  Value Fund's average daily net assets.

The Diversified International     Annual rate of eighty one-hundredths
Fund                              of one percent (.80%) of The Diversified
                                  International Fund's average daily net
                                  assets.



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The Market Expansion Index        Annual rate of thirty five one-hundredths
Fund                              of one percent (.35%) of The Small Cap
                                  Index Fund's average daily net assets.

The Income Bond Fund              Annual rate of sixty one-hundredths of one
                                  percent (.60%) of The Income Bond Fund's average daily net assets.

The Short-Term Bond               Annual rate of sixty one-hundredths of one
Fund                              percent (.60%) of The Limited Volatility
                                  Bond Fund's average daily net assets.

The Government Bond Fund          Annual rate of forty-five one-hundredths
                                  of one percent (.45%) of The Government
                                  Bond Fund's average daily net assets.

The Ultra Short-Term Bond         Annual rate of fifty-five one-hundredths
Fund                              of one percent (.55%) of The Ultra Short-Term
                                  Income Fund's average daily net assets.

The Treasury & Agency             Annual rate of forty one-hundredths of one
Fund                              percent (.40%) of the Treasury & Agency
                                  Fund's average daily net assets.

The High Yield Bond Fund          Annual rate of seventy-five one-hundredths of
                                  one percent (.75%) of the High Yield Bond
                                  Fund's average daily net assets.

The Intermediate Bond             Annual rate of sixty one-hundredths
Fund                              of one percent (.60%) of The Intermediate
                                  Bond Fund's average daily net assets.

The Bond Fund                     Annual rate of sixty one-hundredths of one
                                  percent (.60%) of the Bond Fund's average daily net assets.

The Intermediate Tax-Free         Annual rate of sixty one-hundredths of one
Bond Fund                         percent (.60%) of The Intermediate Tax-
                                  Free Bond Fund's average daily net assets.

The Ohio Municipal Bond           Annual rate of sixty one-hundredths of one
Fund                              percent (.60%) of The Ohio Municipal Bond
                                  Fund's average daily net assets.



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The Municipal Income Fund         Annual rate of forty-five one-hundredths
                                  of one percent (.45%) of The Municipal Income Bond Fund's average daily net assets.

The Texas Municipal Bond          Annual rate of forty-five one-hundredths
Fund                              of one percent (.45%) of The Texas Tax-
                                  Free Bond Fund's average daily net assets.

The West Virginia Municipal       Annual rate of forty-five one-hundredths
Bond Fund                         of one percent (.45%) of The West Virginia
                                  Tax-Free Bond Fund's average daily
                                  net assets.

The Kentucky Municipal Bond       Annual rate of forty-five one-hundredths
Fund                              of one percent (.45%) of The Kentucky
                                  Municipal Bond Fund's average daily net
                                  assets.

The Louisiana Municipal Bond      Annual rate of sixty one-hundredths
Fund                              of one percent (.60%) of The Louisiana
                                  Municipal Bond Fund's average daily net
                                  assets.

The Arizona Municipal Bond        Annual rate of forty-five one-hundredths
Fund                              of one percent (.45%) of The Arizona Municipal
                                  Bond Fund's average daily net assets.

The Tax Free Bond                 Annual rate of forty-five one-hundredths
Fund                              of one percent (.45%) of The Tax-Free
                                  Bond Fund's average daily net assets.

The Michigan Municipal Bond       Annual rate of forty-five one-hundredths
Fund                              of one percent (.45%) of The Michigan
                                  Municipal Bond Fund's average daily net
                                  assets.

The Short Term Municipal Bond     Annual rate of sixty one-hundredths
Fund                              of one percent (.60%) of The Short-Term
                                  Municipal Bond Fund's average daily net
                                  assets.

Investor Aggressive Growth        Annual rate of five one-hundredths of one
Fund                              percent (.05%) of The Investor Aggressive
                                  Growth Fund's average daily net assets.

Investor Conservative Growth      Annual rate of five one-hundredths of one
Fund                              percent (.05%) of The Investor Conservative
                                  Growth Fund's average daily net assets.


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Investor Growth & Income          Annual rate of five one-hundredths of one
Fund percent (.05%) of The Investor Growth & Income Fund's average daily net assets.

Investor Growth Fund              Annual rate of five one-hundredths of one
                                  percent (.05%) of The Investor Growth Fund's average daily net assets.

Investor Balanced                 Annual rate of five one-hundredths of one
Fund                              percent (.05%) of the Investor Balanced Fund's
                                  average daily net assets.

Investor Fixed Income             Annual rate of five one-hundredths of one
Fund                              percent (.05%) of The Investor Fixed Income
                                  Fund's average daily net assets.


                           THE ONE GROUP
                           (formerly The Helmsman Fund)

                           By:  /s/Mark S. Redman
                              ---------------------------------------
                           Dated:   November 23, 1998
                                  -----------------------------------

                           BANC ONE INVESTMENT ADVISORS
                           CORPORATION


                           By:  /s/Mark A. Beeson
                              -------------------
                           Dated: November 23, 1998
                                  ------------------



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